UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 08/02/2005

Amedisys, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-24260

Delaware	11-3131700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

11100 Mead Road

Suite 300

Baton Rouge, LA 70816

(Address of Principal Executive Offices, Including Zip Code)

(225) 292-2031

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 8.01.	Other Events

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

On August 2, 2005, Amedisys, Inc. issued a press release attached hereto as Exhibit 99.1 announcing its financial results for the second quarter of fiscal year 2005, which ended June 30, 2005.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Exhibits

99.1 Press release dated August 2, 2005 announcing the Company’s second quarter 2005 operating results.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Amedisys, Inc.

Date: August 02, 2005.	By:	/S/ GREGORY H. BROWNE
Gregory H. Browne Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release